SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                November 5, 2003

                                  VENTAS, INC.
                                  ------------
             (Exact name of registrant as specified in its charter)



    Delaware                        1-10989                      61-1055020
  ------------                    -----------                  ------------
 (State or other                (Commission File                (IRS Employer
 jurisdiction of                    Number)                  Identification No.)
 incorporation)


       4360 Brownsboro Road, Suite 115, Louisville, Kentucky   40207-1642
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               (Address of principal executive offices)        (Zip Code)

                                 (502) 357-9000
                                 --------------
              (Registrant's telephone number, including area code)

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Item 5. Other Events
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     On November 5, 2003, Ventas Realty, Limited Partnership, a wholly owned subsidiary of Ventas, Inc. (the "Company"), entered into an Agreement for Sale of Real Estate and Master Lease Amendments (the "Sale Agreement") with Kindred Healthcare, Inc. ("Kindred"), the Company's primary tenant, and Kindred Healthcare Operating, Inc. The Sale Agreement covers ten of the Company's facilities (the "Facilities"), which are currently leased and operated by Kindred.

     The Facilities consist of two hospitals located in Minnesota and Michigan, and eight skilled nursing facilities located in Kentucky, Massachusetts, Connecticut and Wisconsin. The hospitals contain 332 beds and the skilled nursing facilities contain 1,081 beds.

     The total consideration payable by Kindred to Company under the Sale Agreement is $85 million, consisting of a purchase price of $79 million and a lease termination fee of $6 million. Current annual rent on the Facilities is approximately $5 million.

     The purchase price and lease termination fee will be payable in cash, at closing, which is expected to occur by December 31, 2003. The transaction is subject to approval by Kindred's lenders and other closing conditions. There can be no assurance as to if or when the transaction will close.

     The description of the Sale Agreement contained in this Current Report on Form 8-K is qualified in its entirety by reference to the Sale Agreement, which is incorporated herein by reference to Exhibit 99.1 to this Current Report on Form 8-K.

                           FORWARD-LOOKING STATEMENTS

     This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Exchange Act. All statements regarding the Company's and its subsidiaries' expected future financial position, results of operations, cash flows, funds from operations, dividends and dividend plans, financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, growth opportunities, expected lease income, continued qualification as a real estate investment trust ("REIT"), plans and objectives of management for future operations and statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will" and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and security holders must recognize that actual results may differ from the Company's expectations. The Company does not undertake a duty to update such forward-looking statements.

     Actual future results and trends for the Company may differ materially depending on a variety of factors discussed in the Company's filings with the Securities and Exchange Commission. Factors that may affect the plans or results of the Company

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include, without limitation, (a) the ability and willingness of Kindred
Healthcare, Inc. ("Kindred") and certain of its affiliates to continue to meet and/or perform their obligations under their contractual arrangements with the Company and the Company's subsidiaries, including without limitation the lease agreements and various agreements entered into by the Company and Kindred at the time of the Company's spin-off of Kindred on May 1, 1998 (the "1998 Spin Off"), as such agreements may have been amended and restated in connection with Kindred's emergence from bankruptcy on April 20, 2001, (b) the ability and willingness of Kindred to continue to meet and/or perform its obligation to indemnify and defend the Company for all litigation and other claims relating to the healthcare operations and other assets and liabilities transferred to Kindred in the 1998 Spin Off, (c) the ability of Kindred and the Company's other operators to maintain the financial strength and liquidity necessary to satisfy their respective obligations and duties under the leases and other agreements with the Company, and their existing credit agreements, (d) the Company's success in implementing its business strategy, (e) the nature and extent of future competition, (f) the extent of future healthcare reform and regulation, including cost containment measures and changes in reimbursement policies, procedures and rates, (g) increases in the cost of borrowing for the Company,
(h) the ability of the Company's operators to deliver high quality care and to attract patients, (i) the results of litigation affecting the Company, (j) changes in general economic conditions and/or economic conditions in the markets in which the Company may, from time to time, compete, (k) the ability of the Company to pay down, refinance, restructure, and/or extend its indebtedness as it becomes due, (l) the movement of interest rates and the resulting impact on the value of and accounting for the Company's interest rate swap agreement, (m) the ability and willingness of the Company to maintain its qualification as a REIT due to economic, market, legal, tax or other considerations, (n) final determination of the Company's taxable net income for the year ending December 31, 2003, (o) the ability and willingness of the Company's tenants to renew their leases with the Company upon expiration of the leases and the Company's ability to relet its properties on the same or better terms in the event such leases expire and are not renewed by the existing tenants, and (p) the impact on the liquidity, financial condition and results of operations of Kindred and the Company's other operators resulting from increased operating costs and uninsured liabilities for professional liability claims, and the ability of Kindred and the Company's other operators to accurately estimate the magnitude of such liabilities. Many of such factors are beyond the control of the Company and its management.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        VENTAS, INC.
                                        (Registrant)

Date: November 10, 2003

                                        By: /s/ T. Richard Riney
                                            ------------------------------
                                            Name:  T. Richard Riney
                                            Title: Executive Vice President and
                                                   General Counsel

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                                  EXHIBIT INDEX

     Exhibit                  Description
     -------                  -----------

     99.1 Agreement for Sale of Real Estate and Master Lease Amendments between Ventas Realty, Limited Partnership and Kindred Healthcare, Inc. and Kindred Healthcare Operating, Inc., dated November 5, 2003.